UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Materials Pursuant to § 240.14a-12

EMERSON ELECTRIC CO.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMERSON ELECTRIC CO. 8000 WEST FLORISSANT AVENUE P.O. BOX 4100 ST. LOUIS, MO 63136-8506	Your Vote Counts! EMERSON ELECTRIC CO. 2022 Annual Meeting Vote by January 31, 2022 11:59 PM ET. For shares held in a Plan, vote by January 27, 2022 11:59 PM ET.

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You invested in EMERSON ELECTRIC CO. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 1, 2022. Only shareholders of record at the close of business on November 23, 2021 will be entitled to vote at the meeting.

Get informed before you vote

View the Notice, Proxy Statement, form of Proxy and our Annual Report to Shareholders, including our Annual Report on Form 10-K, for the fiscal year ended September 30, 2021 online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 18, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting and the related proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	ELECTION OF DIRECTORS FOR TERMS ENDING IN 2025
Nominees:
	01) J. B. Bolton	For
02) W. H. Easter III
03) S. L. Karsanbhai
04) L. M. Lee

2.	Ratification of KPMG LLP as Independent Registered Public Accounting Firm.	For

3.	Approval, by non-binding advisory vote, of Emerson Electric Co. executive compensation.	For

To act upon such other business as may properly come before the meeting, or any adjournment or postponement thereof.

*Although we are currently planning to hold the Annual Meeting in person, in light of the ongoing public health concerns surrounding the COVID -19 pandemic, we may deem it necessary to make alternative arrangements for the Annual Meeting, which may include holding the meeting solely by means of remote communication. If we decide to hold a virtual Annual Meeting, we will announce it in advance in a press release, and details will be posted on our website at www.Emerson.com, Investors, Investor Resources, Shareholder Information and filed as additional proxy soliciting material with the Securities and Exchange Commission. In that event, the Annual Meeting would be held on the above date and time but would be available via live audio webcast, and shareholders or their legal proxy holders could participate, submit questions, vote, and examine our shareholder list at the Annual Meeting by visiting www.virtualshareholdermeeting.com/EMR2022 and using your 16-digit control number, but only if the meeting is held virtually and not in St. Louis. If you are planning to attend our Annual Meeting, please monitor our website prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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